Income Taxes	11 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 13. INCOME TAXES
No provision for federal income taxes has been recorded for the eleven months ended December 31, 2021 or for the period from
January 7, 2021 (inception) through January 31, 2021. Current income taxes are based upon the current period’s income taxable for federal and state tax reporting purposes. Deferred income taxes (benefits) are provided for certain income and expenses, which are recognized in different periods for tax and financial reporting purposes. Deferred tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income, and net operating loss (“NOL”) carryforwards.
A reconciliation of the expected tax computed at the U.S. statutory federal income tax rate to the total benefit for income taxes is shown below:

	Eleven Months Ended December 31, 2021	For the period January 7, 2021 (inception) through January 31, 2021
Income tax benefit at federal statutory rate	21.0%	21.0%
State taxes, net of federal benefit	1.0%	5.1%
162m limitations	(13.4)%	0.0%
Stock compensation	(3.3)%	0.0%
Change in valuation allowance	(5.3)%	(26.1)%

Income tax provision (benefit)	0.0%	0.0%

Significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31, 2021	January 31, 2021
Deferred tax assets:
Net operating loss carryforwards	$6,711,946	$434
Share-based compensation	1,457,280	—
Accruals and other temporary differences	67,294	836

Gross deferred tax assets	8,236,520	1,270
Property and equipment, net	(574)	(361)
Valuation allowance	(8,235,946)	(909)

Net deferred tax assets	$—	$—

As required by ASC 740, management of the Company has evaluated the evidence bearing upon the realizability of its deferred tax assets. Based on the weight of available evidence, both positive and negative, management has determined that it is more likely than not that the Company will not realize the benefits of these assets. Accordingly, the Company recorded a valuation allowance of $8.2 million at December 31, 2021. The valuation allowance increased by $8.2 million during the eleven months ended December 31, 2021, primarily as a result of the increase in NOL carryforwards generated in the current period.
As of December 31, 2021, the Company had Federal and State NOL carryforwards of approximately $29.8 million and $8.8 million, respectively. The Federal NOL carryforwards do not expire, but the State NOL carryforwards expire if not utilized prior to 2041.
Utilization of the U.S. federal and state NOL carryforwards may be subject to a substantial annual limitation under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income and tax liabilities, respectively. The Company has not completed a study to assess whether a change of ownership has occurred, or whether there have been multiple ownership changes since its formation, due to the significant cost and complexity associated with such a study. Any limitation may result in expiration of a portion of the NOL carryforwards before utilization. Further, until a study is completed by the Company and any limitation is known, no amounts are being presented as an uncertain tax position.